Exhibit 32.1

Certification

of

Wausau Paper Corp.

under Section 906 of Sarbanes-Oxley Act of 2002

The undersigned Chief Executive Officer and Chief Financial Officer of Wausau Paper Corp. (the “Company”) certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 10, 2013

HENRY C. NEWELL
Henry C. Newell
President and Chief Executive Officer

SHERRI L. LEMMER
Sherri L. Lemmer
Senior Vice President and Chief Financial Officer,
Principal Accounting Officer

This certification accompanies this Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Wausau Paper Corp. for purposes of the Securities Exchange Act of 1934.